UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 11, 2018

SI FINANCIAL GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	0-54241	80-0643149
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

803 Main Street, Willimantic, Connecticut	06226
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 423-4581

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On December 11, 2018, SI Financial Group, Inc. (the “Company” or “SIFI”) and Berkshire Hills Bancorp, Inc. (“Berkshire Hills”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which the Company will merge with and into Berkshire Hills (the “Merger”). Immediately following the Merger, Savings Institute Bank and Trust Company (“Savings Institute”) will merge with and into Berkshire Bank (the “Bank Merger”).

Under the terms of the Merger Agreement, each outstanding share of Company common stock will be converted into the right to receive 0.48 shares of Berkshire Hills common stock. It is anticipated that Berkshire Hills will issue approximately 5,700,000 shares of Berkshire Hills common stock, with an aggregate merger consideration value of $180 million.

Berkshire Hills and Berkshire Bank will appoint Rheo A. Brouillard, currently serving as President, Chief Executive Officer and Director of the Company, to the Boards of Directors of Berkshire Hills and Berkshire Bank, effective as of the completion of the proposed Merger.

The proposed Merger is subject to customary closing conditions, including the receipt of regulatory approvals and approval by the stockholders of the Company. The Merger is currently expected to be completed in the second quarter of 2019.

Each director and certain executive officers of the Company has agreed to vote their shares in favor of the approval of the Merger Agreement at the Company stockholders meeting to be held to vote on the proposed transaction. If the merger is not consummated under specified circumstances, the Company has agreed to pay Berkshire Hills a termination fee of $7.4 million.

The Merger Agreement also contains usual and customary representations and warranties that the Company and Berkshire Hills have made to each other as of specific dates. Each party has also agreed to customary covenants, including, among other things, covenants relating to the conduct of its business during the interim period between the execution of the Merger Agreement and the consummation of the Merger.

The foregoing summary of the Merger Agreement is qualified in its entirety by reference to the complete text of such document, which is filed as Exhibit 2.1 to this Form 8-K and which is incorporated herein by reference in its entirety. The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (1) will not survive consummation of the Merger, unless otherwise specified therein, and (2) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with other factual information regarding SIFI or Berkshire Hills, their respective affiliates or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding SIFI, Berkshire Hills, their respective affiliates or their respective businesses, that will be contained in, or incorporated by reference into, the registration statement on Form S-4 that will include a proxy statement of SIFI and a prospectus of Berkshire Hills, as well as in the Forms 10-K, Forms 10-Q, Forms 8-K and other filings that SIFI and Berkshire Hills make with the Securities and Exchange Commission (“SEC”).

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 11, 2018, in connection with the transaction contemplated by the Merger Agreement, the Company, Savings Institute and Berkshire Hills entered into an agreement with Rheo A. Brouillard, President and Chief Executive Officer of the Company. On that same date, the Company, Savings Institute, Berkshire Hills and Berkshire Bank entered into agreements with each of Lauren L. Murphy, Executive Vice President & Chief Financial Officer of the Company, and Laurie L. Gervais, Executive Vice President and Chief Operating Officer of the Company.

Under the terms of each agreement, in order to prevent compensation payable to each executive from becoming an “excess parachute payment” (as defined in Code Section 280G(b)), the executive agreed to exercise all of his or her vested Company stock options and dispose of all Company common stock acquired due to the exercised incentive stock options prior to January 1, 2019. The parties agree that the compensation income resulting from the exercise of the stock options and disposition of related Company common stock will be excluded from the calculation of severance or other benefits payable to the executive under his or her existing employment agreement or change in control agreement, as applicable, with the Company and Savings Institute and under certain other benefit plans of the Company. In addition, if any payment or benefit that the executive would receive from the Company or Savings Institute, or any affiliate or successor thereto, in connection with the Merger would constitute an “excess parachute payment” (as defined in Code Section 280G(b)(2)), such payment shall be reduced to the minimum extent necessary to ensure that no portion of such payment will be subject to the excise tax imposed by Code Section 4999. If a reduction in payments constituting “parachute payments” is necessary, reduction shall occur in the following order: (1) reduction of cash payments due under the executive’s existing employment agreement and/or change in control agreement with the Company and Savings Institute; (2) reduction of the supplemental stock ownership benefit payable under the Savings Institute’s Supplemental Executive Retirement Plan; and (3) reduction of other benefits paid to the executive.

In addition, with respect to Mr. Brouillard’s and Ms. Gervais’ agreements, the parties agree that upon the consummation of the Merger, each executive’s current position with the Company shall terminate. The date of said termination will constitute the executive’s “separation from service” from the Company and Savings Institute within the meaning of Section 409A of the IRC. Mr. Brouillard’s and Ms. Gervais’ termination of employment shall be treated as a voluntary termination of employment for good reason under the executive’s employment or change in control agreement with the Company and Savings Institute.

Ms. Murphy’s agreement further provides that, prior to December 31, 2018, Savings Institute shall make a lump-sum cash payment to Ms. Murphy in the amount of $280,000, less applicable taxes and withholding. This payment is in partial satisfaction of the cash severance payment that would otherwise be payable under Ms. Murphy’s change in control agreement with the Company and Savings Institute.

In addition, Ms. Gervais’s agreement provides that, for six months following the date of termination, or at Berkshire Hills’ discretion, an earlier date, Ms. Gervais shall provide integration and transition planning services related to the Merger and such other services as may reasonably requested by Berkshire Hills. Berkshire Bank will pay Ms. Gervais an amount equal to $5,450.00 monthly in exchange for her availability for up to thirty-two (32) hours per month, regardless of whether the actual time devoted to consulting services at the request of Berkshire Bank is less than thirty-two (32) hours per month. Under her agreement, for one year after separation from employment from the Company and Savings Institute, Ms. Gervais shall be subject to non-competition and non-solicitation restrictions with respect to the business and the employees of Berkshire Bank or any of their respective subsidiaries or affiliates. During this period, Berkshire Bank will pay Ms. Gervais an amount equal to $8,333.33 per month for a total of $100,000 over twelve months.

A copy of the agreements are filed as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events

On December 11, 2018, the Company and Berkshire Hills issued a joint press release announcing the execution of the Merger Agreement. A copy of the joint press release is attached hereto as Exhibit 99.1.

Additional Information and Where to Find It

In connection with the proposed merger, Berkshire Hills will file with the SEC a Registration Statement on Form S-4 that will include a Proxy Statement of SIFI and a Prospectus of Berkshire Hills, as well as other relevant documents concerning the proposed merger. Investors and stockholders are urged to read the Registration Statement and the Proxy Statement/Prospectus regarding the proposed merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. Copies of the Registration Statement and Proxy Statement/Prospectus and the filings that will be incorporated by reference therein, as well as other filings containing information about Berkshire Hills and SIFI, when they become available, may be obtained at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from Berkshire Hills at www.berkshirebank.com under the tab “Investor Relations.”

SIFI and Berkshire Hills and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of SIFI in connection with the proposed merger. Information about the directors and executive officers of Berkshire Hills is set forth in the proxy statement for the Berkshire Hills 2018 annual meeting of stockholders, as filed with the SEC on Schedule 14A on April 6, 2018. Information about the directors and executive officers of SIFI is set forth in the proxy statement for the SIFI 2018 annual meeting of stockholders, as filed with the SEC on Schedule 14A on March 29, 2018. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction and a description of their direct and indirect interests, by security holdings or otherwise, may be obtained by reading the Proxy Statement/Prospectus and other relevant documents regarding the proposed merger to be filed with the SEC when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”), notwithstanding that such statements are not specifically identified as such. In addition, certain statements may be contained in our future filings with the SEC, in press releases, and in oral and written statements made by us or with our approval that are not statements of historical fact and constitute forward-looking statements within the meaning of the Act. Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, the payment or nonpayment of dividends, capital structure and other financial items; (ii) statements of our plans, objectives and expectations or those of our management or Board of Directors, including those relating to products or services; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Words such as “believes,” “anticipates,” “expects,” “intends,” “targeted,” “continue,” “remain,” “will,” “should,” “may” and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.

Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those in such statements. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to: the businesses of SIFI and Berkshire Hills may not be combined successfully, or such combination may take longer to accomplish than expected; the cost savings from the Merger may not be fully realized or may take longer to realize than expected; operating costs, customer loss and business disruption following the Merger, including adverse effects on relationships with employees, may be greater than expected; governmental approvals of the Merger may not be obtained, or adverse regulatory conditions may be imposed in connection with governmental approvals of the Merger; the stockholders of SIFI may fail to approve the merger; adverse local, regional, national and international economic conditions and the impact they may have on us and our customers and our assessment of that impact; changes in the level of non-performing assets and charge-offs; changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; the effects of and changes in trade and monetary and fiscal policies and laws, including the interest rate policies of the Federal Reserve Board; inflation, interest rate, securities market and monetary fluctuations; political instability; acts of war or terrorism; the timely development and acceptance of new products and services and perceived overall value of these products and services by users; changes in consumer spending, borrowings and savings habits; changes in the financial performance and/or condition of our borrowers; technological changes; acquisitions and integration of acquired businesses; the ability to increase market share and control expenses; changes in the competitive environment among financial holding companies and other financial service providers; the quality and composition of our loan or investment portfolio; the effect of changes in laws and regulations (including laws and regulations concerning taxes, banking, securities and insurance) with which we and our subsidiaries must comply; the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters; changes in our organization, compensation and benefit plans; the costs and effects of legal and regulatory developments, including the resolution of legal proceedings or regulatory or other governmental inquiries and the results of regulatory examinations or reviews; greater than expected costs or difficulties related to the opening of new branch offices or the integration of new products and lines of business, or both; and/or our success at managing the risk involved in the foregoing items.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit 2.1	Agreement and Plan of Merger dated as of December 11, 2018 by and between Berkshire Hills Bancorp, Inc. and SI Financial Group, Inc.*

Exhibit 10.1	Agreement between SI Financial Group, Inc., Savings Institute Bank and Trust Company, Berkshire Hills Bancorp, Inc. and Rheo A. Brouillard dated December 11, 2018

Exhibit 10.2	Agreement between SI Financial Group, Inc., Savings Institute Bank and Trust Company, Berkshire Hills Bancorp, Inc., Berkshire Bank and Lauren L. Murphy dated December 11, 2018

Exhibit 10.3	Agreement between SI Financial Group, Inc., Savings Institute Bank and Trust Company, Berkshire Hills Bancorp, Inc., Berkshire Bank and Laurie L. Gervais dated December 11, 2018

Exhibit 99.1	Joint News Release dated December 11, 2018

*Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SI Financial Group, Inc.
DATE: December 11, 2018	By:	/s/ Rheo A. Brouillard
Rheo A. Brouillard
President and Chief Executive Officer